                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  June 12, 1997
                                (Date of Report)

                         Commission File Number 0-19506


                         UNITED WISCONSIN SERVICES, INC.
             (Exact name of registrant as specified in its charter)


          WISCONSIN                                         39-1431799
(State of Incorporation)                                 (I.R.S. Employer
                                                       Indentification No.)


401 WEST MICHIGAN STREET, MILWAUKEE, WISCONSIN              53203-2896
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:    (414) 226-6900

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
     (b) Pro forma financial information.




                       HISTORICAL AND PRO FORMA UNAUDITED
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


Effective December 3, 1996, United Wisconsin Services, Inc. (UWS) acquired the 88% of American Medical Security Group, Inc. (AMSG) that it did not previously own. The acquisition was accomplished through the merger of AMSG with and into UWS pursuant to the terms of an Agreement and Plan of Merger dated July 31, 1996 (the Merger). UWS is the surviving corporation in the Merger. The consolidated results of operations of UWS include the results of operations of AMSG subsequent to the date of acquisition. The consolidated balance sheet of UWS as of December 31, 1996 includes AMSG.

The following historical and pro forma unaudited condensed consolidated statements of income for UWS and its subsidiaries illustrate the effect of the Merger on the statement of income for the year ended December 31, 1996, as though the Merger had occurred on January 1, 1996. Adjustments to arrive at the pro forma consolidated amounts are based on the purchase method of accounting, including estimates of the approximate fair values of the assets and liabilities of AMSG. The pro forma adjustments and the assumptions on which they are based are described in the accompanying Notes to Historical and Pro forma Unaudited Condensed Consolidated Financial Statements.

The pro forma unaudited condensed consolidated statements of income are not necessarily indicative of the consolidated results of operations which would have been reported had the Merger occurred on the dates indicated or which may be reported in the future. Furthermore, no effect has been given in the historical and pro forma unaudited condensed consolidated statements of income for operating and synergistic benefits that may be realized through the combination of the entities.

The historical and pro forma unaudited condensed consolidated statements of income should be read in conjunction with the historical consolidated financial statements of UWS and AMSG.

                UNITED WISCONSIN SERVICES, INC. AND SUBSIDIARIES

            HISTORICAL AND PRO FORMA UNAUDITED CONDENSED CONSOLIDATED
                              STATEMENTS OF INCOME
                      (In thousands, except per share data)

                                                                                                                 For the year ended
                                         For the year ended      For the eleven months                           December 31, 1996
                                          December 31, 1996     ended November 30, 1996                          ------------------
                                         ------------------     -----------------------                               Pro forma
                                                 UWS                     AMSG                Pro forma     Note       Condensed
                                             Historical               Historical            Adjustments    Ref.      Consolidated
                                         ------------------     -----------------------   --------------   ----  ------------------
Revenues:
   Premium revenue                               $1,089,134                    $509,352          ($1,880)    2           $1,596,606
   Other revenue                                     30,567                     250,843         (219,592)    3               61,818
   Investment income                                 30,614                      12,380          (12,881)    4               30,113
   Realized investment gains                         12,996                           0                0                     12,996
                                         ------------------     -----------------------   --------------         ------------------
      Total revenues                              1,163,311                     772,575         (234,353)                 1,701,533

Expenses:
   Medical and other benefits                       897,582                     407,829           (7,418)    5            1,297,993
   Commission expenses                               72,165                      58,698                0                    130,863
   Administrative expenses                          142,932                     313,510         (219,323)    6              237,119
   Premium taxes and other assessments               14,141                      10,166                0                     24,307
   Interest and profit sharing on
     joint ventures                                  13,606                           0          (10,739)    4                2,867
   Interest expense on debt                           4,325                         762            5,235     7               10,322
   Amortization of goodwill and
     other intangibles                                1,511                           0            8,387     8                9,898
                                         ------------------     -----------------------   --------------         ------------------
      Total expenses                              1,146,262                     790,965         (223,858)                 1,713,369

Income (loss) before income tax          ------------------     -----------------------   --------------         ------------------
  expense (benefit)                                  17,049                     (18,390)         (10,495)                   (11,836)

Income tax expense (benefit)                          6,846                      (5,400)          (3,868)    9               (2,422)
                                         ------------------     -----------------------   --------------         ------------------
Net income(loss)                                    $10,203                    ($12,990)         ($6,627)                   ($9,414)
                                         ------------------     -----------------------   --------------         ------------------
                                         ------------------     -----------------------   --------------         ------------------

Earnings(loss) per common share                       $0.79                                                 10               ($0.58)
                                         ------------------                                                      ------------------
                                         ------------------                                                      ------------------

                      American Medical Security Group, Inc.
            Historical Unaudited Consolidated Statement of Cash Flows


                                                                    Eleven
                                                                 months ended
                                                               November 30, 1996
                                                               -----------------
                                                                (In Thousands)

OPERATING ACTIVITIES
Net loss                                                               ($12,990)
 Adjustments to reconcile net loss to net cash
 provided by operating activities:
  Provision for depreciation and amortization                            11,107
  Loss on sale of property and equipment                                     67
  Equity in loss of unconsolidated affiliates                             3,376
  Deferred income tax benefit                                            (1,611)
  Changes in operating accounts:
   Unearned premium reserves                                              4,046
   Insurance claim reserves                                              (5,306)
   Receivables and other assets                                          28,121
   Other liabilities                                                    (26,665)
                                                             ------------------

Net cash provided by operating activities                                   145

INVESTING ACTIVITIES
Purchase of other invested assets                                          (399)
Purchase of investment securities                                        (2,015)
Maturity of investment securities                                         1,816
Investments in subsidiaries                                              (4,351)
Proceeds from sale of property and equipment                                 12
Purchase of property and equipment                                       (6,429)
                                                             ------------------

Net cash used in investing activities                                   (11,366)

FINANCING ACTIVITIES
Payments on notes payable                                                (4,165)
Proceeds from issuance of notes payable                                  11,936
Dividends paid on preferred stock                                          (675)
                                                             ------------------

Net cash provided by financing activities                                 7,096
                                                             ------------------

Net decrease in cash and cash equivalents                                (4,125)
Cash and cash equivalents at beginning of period                         18,929
                                                             ------------------

Cash and cash equivalents at end of period                              $14,804
                                                             ------------------
                                                             ------------------

                United Wisconsin Services, Inc. and Subsidiaries
              Notes to Historical and Pro Forma Unaudited Condensed
                        Consolidated Financial Statements


1.   General

     The accompanying historical consolidated statement of income for UWS for the year ended December 31, 1996 has been derived from UWS' consolidated financial statements which have been audited by UWS' independent auditors. The accompanying historical consolidated statement of income and statement of cash flows for AMSG for the eleven months ended November 30, 1996 have been prepared in accordance with generally accepted accounting principles. The financial information included herein for AMSG has been prepared by management without audit by independent certified public accountants. The unaudited financial statements include all adjustments and accruals consisting only of normal recurring accrual adjustments which are, in the opinion of management, necessary for a fair presentation of the consolidated financial position and results of operations for the interim periods.

     The pro forma unaudited condensed consolidated statements of income reflect the Merger as though it occurred on January 1, 1996. The Merger has been accounted for as a purchase transaction. Certain reclassifications have been made to the AMSG historical consolidated financial statements to conform to UWS' presentation. No effect has been given in the pro forma unaudited condensed consolidated statements of income for operating and synergistic benefits that may be realized through the combination of the entities.

     Prior to the Merger, UWS owned 12% of the common stock of AMSG, and through reinsurance agreements with an insurance subsidiary of AMSG, UWS retained 50% of the health and life business sold by AMSG on the books of certain insurance subsidiaries of UWS. Under the terms of the Merger Agreement, UWS purchased the remaining 88% of AMSG's common stock for cash of $71.8 million, including expenses, and $98.7 million representing the market value of 3,694,280 newly issued shares of UWS common stock and options to purchase UWS common stock. Following the Merger, UWS records 100% of the health and life business sold by AMSG.

2.   Premium Revenue

     Pro forma adjustments to premium revenue consist of the following:

                                                              Eleven
                                                           months ended
                                                           November 30,
                                                               1996
                                                           ------------
                                                            (in 000's)

Elimination of intercompany
   insurance premiums for AMSG
   employees                                                $    (896)
Elimination of intercompany
   billing fees                                                  (984)
                                                             --------

                                                            $  (1,880)
                                                             --------
                                                             --------

3.   Other Revenue

     Pro forma adjustments to other revenue consist of the following:

                                                              Eleven
                                                           months ended
                                                           November 30,
                                                               1996
                                                           ------------
                                                            (in 000's)

Elimination of intercompany
  third-party administration (TPA)
  and commission revenues recorded
  by AMSG's TPA subsidiary
  (see Note 6)                                              $(212,107)
Elimination of intercompany
  revenue recorded by other
  subsidiaries of AMSG                                         (7,485)
                                                             --------

                                                            $(219,592)
                                                             --------
                                                             --------

4.   Investment Income

     Pro forma adjustments to investment income consist of the following:

                                                              Eleven
                                                           months ended
                                                           November 30,
                                                               1996
                                                           ------------
                                                            (in 000's)
Elimination of interest
  and profit sharing on
  joint ventures                                            $ (10,739)
Elimination of investment
  income recorded by subsidiaries
  of UWS and AMSG as partners
  in a real estate partnership                                   (554)
Elimination of dividend income
  recorded by a subsidiary of
  UWS on AMSG preferred stock                                    (656)
Elimination of investment income
  (computed based on historical
  rates of return) on investment
  of cash used to repay AMSG's bank
  debt and to finance certain
  expenses of the Merger                                         (932)
                                                             --------

                                                            $ (12,881)
                                                             --------
                                                             --------

     Prior to the Merger, UWS held funds on behalf of AMSG, and credited investment income and realized gains or losses to AMSG on the funds held balance at UWS' average portfolio rate. The pro forma adjustments eliminate the investment income recorded by AMSG and the related expense recorded by UWS as interest and profit sharing on joint ventures.

5.   Medical and Other Benefits

     Pro forma adjustments to medical and other benefits consist of the following:

                                                              Eleven
                                                           months ended
                                                           November 30,
                                                               1996
                                                           ------------
                                                            (in 000's)

Elimination of intercompany
  claims expenses related to
  insurance for AMSG employees                              $    (277)
Elimination of intercompany
  claims expenses recorded
  by UWS for managed care
  services provided by AMSG                                    (7,141)
                                                             --------

                                                            $  (7,418)
                                                             --------
                                                             --------

6.   Administrative Expenses

     Pro forma adjustments to administrative expenses consist of the following:

                                                              Eleven
                                                           months ended
                                                           November 30,
                                                               1996
                                                           ------------
                                                            (in 000's)

Elimination of intercompany
  administrative expenses
  recorded by AMSG's TPA
  subsidiary (see Note 3)                                   $(212,107)
Amortization of adjustments
  to tangible assets and
  liabilities resulting from
  the Merger                                                   (3,242)
Other adjustments, net                                         (3,974)
                                                             --------

                                                            $(219,323)
                                                             --------
                                                             --------

7.   Interest Expense on Debt

     Pro forma adjustments to interest expense on debt consist of the following:

                                                              Eleven
                                                           months ended
                                                           November 30,
                                                               1996
                                                           ------------
                                                            (in 000's)

Interest expense on debt to
  finance the Merger                                        $   4,524
Elimination of interest expense
  on repaid AMSG bank debt                                       (762)
Recording of interest expense
  on mortgage payable related
  to a real estate partnership
  owned by subsidiaries of
  UWS and AMSG                                                  1,473
                                                             --------

                                                            $   5,235
                                                             --------
                                                             --------

     The interest rate on the debt incurred to finance the Merger is equal to the London Interbank Offered Rate plus 1.25%, adjusted quarterly, which is 7.05% based upon current rates. Each 0.25% increase in the floating rate would decrease annual pro forma consolidated net income by $114,000 or $0.01 per common share.

8.   Amortization of Goodwill and Other Intangibles

     Pro forma adjustments to amortization of goodwill and other intangibles consist of the following:

                                                              Eleven
                                                           months ended
                                                           November 30,
                                                               1996
                                                           ------------
                                                            (in 000's)

Amortization of goodwill
  and other intangibles
  resulting from the Merger                                 $   8,387
                                                             --------
                                                             --------

     Goodwill and other intangibles resulting from the Merger are amortized on a straight-line basis over lives ranging from 3 to 40 years.

9.   Income Tax Expense (Benefit)

     Pro forma adjustments to income tax expense (benefit) consist of the following:

                                                              Eleven
                                                           months ended
                                                           November 30,
                                                               1996
                                                           ------------
                                                            (in 000's)

Tax benefit related to pro forma
  adjustments, net                                          $  (3,868)
                                                             --------
                                                             --------

10.  Earnings (Loss) per Common Share

     Pro forma earnings (loss) per common share is based upon the weighted average number of common shares outstanding during the respective periods, including the 3,694,280 common shares issued in connection with the Merger. Since the pro forma condensed consolidated financial statements reflect a net loss for the year ended December 31, 1996, common stock equivalents are not considered in the pro forma calculation of earnings (loss) per share since they would be anti-dilutive.

     The weighted average number of common shares used in the computation of pro forma earnings (loss) per common share is as follows:

Weighted average shares prior to merger                12,599,715
Shares issued in connection with the merger             3,694,280
                                                       ----------
                                                       16,293,995
                                                       ----------
                                                       ----------

     Net income (loss) included in the computation of pro forma earnings (loss) per common share is summarized as follows:

                                                            (in 000's)

Historical net income of UWS for the year
   ended December 31, 1996                                  $  10,203
Historical net loss of AMSG for the eleven
   months ended November 30, 1996                             (12,990)
Pro forma adjustments:
  Amortization of goodwill and other
    intangibles (Note 8)                                       (8,387)
  Amortization of adjustments to tangible
    assets and liabilities resulting from
    the Merger (Note 6)                                         3,242
  Interest expense on new debt (Note 7)                        (4,524)
  Elimination of dividend income recorded by
    UWLIC on AMS preferred stock (Note 4)                        (656)
  Elimination of investment income on investment
    of cash used to repay AMSG's bank debt and
    to finance certain expenses of the Merger
    (Note 4)                                                     (932)
  Elimination of interest expense on repaid
    AMSG bank debt (Note 7)                                       762
  Tax benefit related to proforma adjustments,
    net (Note 9)                                                3,868
                                                             --------
Pro forma consolidated net loss                             $  (9,414)
                                                             --------
                                                             --------
Pro forma net loss per
  common share                                              $   (0.58)
                                                             --------
                                                             --------

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



DATE:           6/12/97
     -----------------------------------

                              UNITED WISCONSIN SERVICES, INC.




                                        /s/ C. Edward Mordy
                              ------------------------------------------
                              Vice President and Chief Financial Officer
                                   (Principal Financial Officer and
                                        Chief Accounting Officer)